SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2005
TERAYON COMMUNICATION SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:           (408) 235-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.
Board of Directors Compensation
On August 29, 2005, the Board of Directors (Board) of Terayon Communication Systems, Inc. (Company) approved the creation of a Strategic Technology Committee (Committee) of the Board comprised of Matthew Miller as Chairman, Alek Krstajic and Shlomo Rakib. The Board also approved the compensation of the Committee, which is established at $10,000 per month for the Mr. Miller, the Chairman of the Committee, with no fee for attending Committee meetings and Messrs. Krstajic and Rakib receiving $1,000 for each Committee meeting attended.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
Date: September 1, 2005	By:	/s/ Mark Richman
Mark Richman
Chief Financial Officer